UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2015

MINDPIX CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-55145	46-2461343
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

940 Lincoln Road Suite 315 Miami Beach, FL	33139
(address of principal executive offices)	(zip code)

(305) 921-9814
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

Effective February 18, 2015, the board of directors of MindPix Corporation (“Company”) dismissed, Salberg & Company, P.A. (“Salberg”) as the Company’s independent registered public accounting firm.

On February 5, 2015, the Board of Directors of the Company approved the engagement of Pybus & Company, P.A. (“Pybus”) as the Company’s independent registered public accounting firm. Pybus is located at 319 Clematis Street, Suite 810, West Palm Beach, Florida 33401.

Salberg, was engaged as the Company’s independent registered public accounting firm on August 20, 2013. Salberg audited the Company’s financial statements for the fiscal years ended December 31, 2013 and 2012. The report of Salberg on the financial statements of the Company for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion nor a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

In connection with Salberg’s audits of the Company’s financial statements for the fiscal years ended December 31, 2013 and 2012, and through the February 18, 2015, the Company has had no disagreement with Salberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Salberg, would have caused Salberg to make a reference to the subject matter of the disagreements in connection with its report on the financial statements for the fiscal years ended December 31, 2013 and 2012.

Prior to engaging Pybus, neither the Company nor anyone acting on the Company’s behalf consulted Pybus regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to such item) or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K).

The Company provided Salberg, a copy of this report and requested a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this report and, if not, stating the respects in which it does not agree. The Company as yet to receive such a letter and will amend this Form 8-K to include the letter once it is received.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Mindpix Corporation

Dated: February 20, 2015	/s/ Victor Siegal
Victor Siegal
Chief Executive Officer

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